Exhibit 10.2
CO-BORROWER JOINDER
THIS JOINDER, dated as of July 16, 2024 (this “Joinder”), is to that certain Credit Agreement dated as of April 19, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among each Borrower or Co-Borrower from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Nuveen Churchill Private Capital Income Fund, as Servicer, U.S. Bank Trust Company, National Association, as Collateral Administrator and U.S. Bank National Association, as Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Credit Agreement.
W I T N E S S E T H :
WHEREAS, pursuant to (a) the provisions of the Credit Agreement and (b) the Fee Letters (together with the Credit Agreement, the “Joinder Documents”), the undersigned is becoming a Borrower and Co-Borrower under the Joinder Documents; and
WHEREAS, the undersigned desires to become a “Borrower” and a “Co-Borrower” under the Joinder Documents in order to induce the Secured Parties to continue to extend Loans under the Credit Agreement;
NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), the undersigned agrees, for the benefit of the Administrative Agent and each Secured Party, as follows:
SECTION 1. Party to Joinder Documents. In accordance with the terms of the Joinder Documents, by its signature below, the undersigned hereby irrevocably agrees to become a Borrower and Co-Borrower under the Joinder Documents with the same force and effect as if it were an original signatory thereto and the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Joinder Documents applicable to it as a Borrower and Co-Borrower and (b) represents and warrants that the representations and warranties made by it as a Borrower and Co-Borrower thereunder are true and correct as of the date hereof. In furtherance of the foregoing, each reference to a “Borrower” and “Co-Borrower” in the Joinder Documents shall be deemed to include the undersigned.
SECTION 2. Waiver, Agreements, etc. The undersigned hereby waives promptness, diligence, notice of acceptance, marshalling of assets and any other notice with respect to any of the Obligations, this Joinder and the Joinder Documents. Otherwise than as permitted in the Joinder Documents, the undersigned further waives any rights of set-off or counterclaim which it may have with respect to its obligations under the Joinder Documents.
SECTION 3. Representations. The undersigned hereby represents and warrants that this Joinder has been duly authorized, executed and delivered by it and that this Joinder and the Joinder Documents constitute the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

SECTION 4. Conditions Precedent. Prior to the effectiveness of this Joinder, the undersigned shall have provided the Administrative Agent each of the documents set forth in Section 7.19 of the Credit Agreement, as applicable, as well as any other documents or opinions reasonably requested by the Administrative Agent.
SECTION 5. Full Force of Joinder Documents. Except as expressly supplemented hereby, the Joinder Documents shall remain in full force and effect in accordance with their terms. For the avoidance of doubt, the provisions of Section 10.20 of the Credit Agreement are incorporated by reference into this Amendment mutatis mutandis as if set forth in full herein.
SECTION 6. Severability. If any provision of this Joinder or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Joinder and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 7. Fees and Expenses, etc. Without limiting the provisions of any other Loan Document, the undersigned agrees to reimburse each of the Administrative Agent and the Collateral Administrator under the Credit Agreement for its reasonable and documented out-of-pocket expenses incurred in connection with this Joinder, including reasonable attorney’s fees and expenses of each of the Administrative Agent’s and the Collateral Administrator’s counsel.
SECTION 8. Governing Law, Entire Agreement, etc. THIS JOINDER WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.
SECTION 9. Counterparts. This Joinder may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Joinder by facsimile or via other electronic means shall be effective as delivery of a manually executed counterpart of this Joinder.
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IN WITNESS WHEREOF, each of the undersigned has caused this Joinder to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

NCPCIF SPV II, LLC
By: Nuveen Churchill Private Capital Income Fund,
its sole member

By:     /s/ Shai Vichness
Name: Shai Vichness
Title: Chief Financial Officer

ACCEPTED AND AGREED FOR ITSELF
AND ON BEHALF OF THE SECURED PARTIES:

BANK OF AMERICA, N.A.,
as Administrative Agent
By:     /s/ Bryson Bannon
Name: Bryson Bannon
Title: Director

[Signature Page to Co-Borrower Joinder]